UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2011
MELA Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South Buckhout Street, Suite 1
Irvington, New York	10533
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
On September 26, 2011, MELA Sciences, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (the “FDA”) has issued an Approvable Letter for the MelaFind® Pre-Market Approval (PMA) application. The Company intends to work with the FDA to finalize the physician and patient labeling, package insert, user’s guide, training program and clinical protocol for a post-approval study in order to obtain final approval. A copy of the press release is attached as Exhibit 99.1 to this current report.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	MELA Sciences, Inc. Press Release, dated September 26, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELA Sciences, Inc.
Date: September 26, 2011	By:	/s/ Richard I. Steinhart
Richard I. Steinhart,
Chief Financial Officer (Principal Financial Officer)